SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                November 7, 1996



                             Redwood Financial, Inc.
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             (Exact name of Registrant as specified in its Charter)



       Minnesota                   0-25884              41-1807233
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(State or other jurisdiction    (SEC File No.)         (IRS Employer
of incorporation)                                   Identification Number)



301 S. Washington Street, (P.O. Box 317), Redwood Falls, Minnesota    56283
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(Address of principal executive offices)                            (Zip Code)



Registrant's telephone number, including area code: (507) 637-8730
                                                    --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

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                             REDWOOD FINANCIAL, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------

Item 7.  Financial Statements, Pro Forma Financial Information
           and Exhibits
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Exhibit 99 -- Press Release dated November 7, 1996.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                Redwood Financial, Inc.

Date:  November 7, 1996                         By: /s/Paul W. Pryor
       ----------------                             ----------------
                                                      Paul W. Pryor
                                                      President